EXHIBIT 3ii

           BY-LAWS OF REGISTRANT -- INCORPORATED HEREIN
         BY REFERENCE AND FILED AS EXHIBIT D TO THE PROXY
                STATEMENT/PROSPECTUS INCLUDED IN THIS
                     REGISTRATION STATEMENT